                                     This Instrument Prepared By

                                     /s/  Donna J. Quisenberry
                                     -------------------------
                                     Donna J. Quisenberry
                                     Delmarva Power & Light Company
                                     800 King Street
                                     Wilmington, DE  19801


- -------------------------------------------------------------------------------



                         DELMARVA POWER & LIGHT COMPANY



                                       TO



                                 CHEMICAL BANK,
                                    Trustee.



                                ----------------



                          EIGHTY-SEVENTH SUPPLEMENTAL
                                   INDENTURE



                                ----------------



                          Dated as of January 1, 1994
            (but executed on the dates shown on the execution page)



- -------------------------------------------------------------------------------

      This EIGHTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 1994 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and CHEMICAL BANK, a corporation of the State of New York, hereinafter called the Trustee;

      WITNESSETH:

      WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Eighty-Seventh Supplemental Indenture called the "Original Indenture"), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which Chemical Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

      WHEREAS, by eighty-six indentures supplemental to said Original Indenture dated as of October 1, 1943, of which eighty-six supplemental indentures the Eighty-Sixth Supplemental Indenture is dated as of October 1, 1993, the said Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the "Indenture"); and

      WHEREAS, it is provided in and by said Original Indenture, inter alia, as follows:

          "IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;"

and

     WHEREAS, the Company has acquired certain other property, real, personal and mixed, which has not heretofore been specifically conveyed to the Trustee;

     NOW, THEREFORE, this EIGHTY-SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of said Indenture, the Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the said Indenture and particularly of Article IX thereof:

     No. 1 - All that certain lot on parcel of land situate in Atlantic Magisterial Hundred, Accomack County, Virginia, containing approximately 2.845 acres and described according to a survey of McCrone, Inc., Engineers and Surveyors of Easton, Maryland, dated August 24, 1988, and being more particularly described in and as was conveyed to Delmarva Power & Light Company by deed of Glenwood T. Fisher and Zepha C. Fisher dated October 21, 1988, and recorded November 14, 1988, in the Clerk's Office for the Circuit Court of Accomack County, Virginia, in Deed Book 552, Page 768.

     The above properties and rights are designated "V0121" for the purposes of the Original Indenture and all the indentures supplemental thereto.

     No. 2 - All that certain lot, tract, or parcel of land situate in Salisbury Election District, of Wicomico County, Maryland, containing approximately 11.54 acres as shown on plot of "Robinhood Park", prepared by G. F. Schafer, Surveyor, dated September 1962, and recorded among the Land Records of Wicomico County, Maryland, in Liber J.W.T.S. No. 514, Folio 79, and being more particularly described in and as was conveyed to Delmarva Power & Light Company by deed of John B. Robins, IV, and David W. Simpson, Jr., trustees, dated September 3, 1993, and recorded September 17, 1993, in the Land Records of Wicomico County, Maryland, in Deed Book 1355, Page 486.

     The above properties and rights are designated "M1142" for the purposes of the Original Indenture and all indentures supplemental thereto.

     No. 3 - All that certain piece of parcel of land, together with the track thereon, being a portion of the line of railroad known as the Penn Central Edgemoor Track and identified as Line Code 1252, situate in Brandywine Hundred, New Castle County, Delaware, containing approximately 0.34 acres which is bounded and described in accordance with a Plat of Survey identified as Drawing No. 8602428-4128, dated February 25, 1993, prepared by Rolf H.H. Ziegler, Registered Land Surveyor No. LS-239, of the State of Delaware, and being more particularly described in and as was conveyed to Delmarva Power & Light Company by deed of Consolidated Rail Corporation, a Corporation of the Commonwealth of Pennsylvania, dated October 18, 1993, and recorded November 4, 1993, in the Recorder of Deeds Office in and for New Castle County, Delaware, in Deed Book 1618, page 135.

     The above properties and rights are designated "501" for the purposes of the Original Indenture and all the indentures supplemental thereto.

     No. 4 - All those certain tracts, pieces or parcels of land situate at South Madison Street and Beech Street, City of Wilmington, New Castle County, Delaware, and shown as Parcels 1 and 2 on a plan prepared by VanDemark & Lynch, Inc., Engineers, Planners and Surveyors, Wilmington, Delaware, dated May 11, 1993, and being more particularly described in and as was conveyed to Delmarva Power & Light Company by deed of Delmarva Power & Light Company, a corporation of the State of Delaware and Commonwealth of Virginia, dated September 1, 1993, and recorded September 14, 1993, in the Recorder of Deeds Office in and for New Castle County, Delaware, in Deed Book 1587, Page 255. This deed is a correctional deed without consideration for the purpose of consolidating three contiguous parcels (Company Deed Nos. 19, 19A, 24, and 137) into one parcel and to clarify by metes and bounds the description of the resulting parcel.

     The above properties and rights are designated "502" for the purposes of the Original Indenture and all the indentures supplemental thereto.

     No. 5 - Company Deed No. 377, dated December 23, 1975 and recorded in the Office of the Recorder of Deeds in and for New Castle County, Delaware, in Deed Book T, Volume 91, Page 187, James P. Brennan, Trustee, under Agreement dated August 12, 1967, known as "The Choptank Trust" did convey unto Delmarva Power & Light Company approximately 231.878 acres of land, lying and being in St. Georges Hundred, New Castle County, Delaware, known as Parcel No. 1, Parcel No. 2, and Parcel No. 3, on the Record Minor Subdivision Plan of property of James
P. Brennan, Trustee, as recorded in and for New Castle County, State of Delaware, in Microfilm No. 4997, corrected by Deed of Correction, dated September 16, 1992, and recorded January 25, 1993, in the Recorder of Deeds Office in and for New Castle County, Delaware, in Deed Book 1463, Page 160.

     The above properties and rights are designated "377" for the purposes of the Original Indenture and all the indentures supplemental thereto.

     Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 1993, and not heretofore specifically subjected to the lien of the said Indenture.

     Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or relating to real estate or the occupancy of the same owned by the Company, and whether used or not used in connection with the Company's operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County
- ------------------
DELAWARE
    Kent
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/23/93      MTS S 052    160       09/17/93      MTS P 053   200
    02/23/93      MTS S 052    162       09/17/93      MTS P 053   202
    06/29/93      MTS F 053    116       09/17/93      MTS P 053   204
    06/29/93      MTS F 053    118       09/17/93      MTS P 053   206
    06/29/93      MTS F 053    120       09/17/93      MTS P 053   208
    07/30/93      MTS I 053    296       09/17/93      MTS P 053   210
    07/30/93      MTS I 053    298       10/01/93      MTS R 053   105
    07/30/93      MTS I 053    300       11/04/93      MTS V 053   247
    07/30/93      MTS I 053    302
    07/30/93      MTS I 053    304

State and County
- ------------------
DELAWARE
    New Castle
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    09/23/93      1594        0241       09/27/93      1594       0273
    09/27/93      1594        0243       10/04/93      1600       0327
    09/27/93      1594        0245       10/04/93      1600       0329
    09/27/93      1594        0247       10/04/93      1600       0331
    09/27/93      1594        0249       10/04/93      1600       0333
    09/27/93      1594        0251       10/04/93      1600       0335
    09/27/93      1594        0253       10/04/93      1600       0337
    09/27/93      1594        0255       10/04/93      1600       0339
    09/27/93      1594        0257       10/04/93      1600       0346
    09/27/93      1594        0259       11/12/93      1623       0253
    09/27/93      1594        0261       11/12/93      1623       0255
    09/27/93      1594        0263       11/12/93      1623       0257
    09/27/93      1594        0265       11/12/93      1623       0259
    09/27/93      1594        0267       11/12/93      1623       0261
    09/27/93      1594        0270

                                      -5-

State and County
- ------------------
DELAWARE
    Sussex
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/29/93      DDG 1904     144       09/28/93      DDG 1936    331
    03/29/93      DDG 1904     146       09/28/93      DDG 1936    333
    03/29/93      DDG 1904     148       09/28/93      DDG 1936    335
    03/29/93      DDG 1904     150       10/07/93      DDG 1938    208
    03/29/93      DDG 1904     152       10/07/93      DDG 1938    210
    04/13/93      DDS 1906     304       11/15/93      DDG 1945    191
    04/13/93      DDS 1906     307       11/15/93      DDG 1945    193
    04/13/93      DDS 1906     310       11/15/93      DDG 1945    195
    04/13/93      DDG 1906     313       11/15/93      DDG 1945    197
    08/12/93      DDG 1929     064       11/15/93      DDG 1945    199
    09/28/93      DDG 1936     317       11/15/93      DDG 1945    201
    09/28/93      DDG 1936     319       11/15/93      DDG 1945    203
    09/28/93      DDG 1936     321       11/15/93      DDG 1945    205
    09/28/93      DDG 1936     323       11/15/93      DDG 1945    207
    09/28/93      DDG 1936     325       12/16/93      DDG 1951    175
    09/28/93      DDG 1936     327       12/16/93      DDG 1951    177
    09/28/93      DDG 1936     329

State and County
- ------------------
MARYLAND
    Caroline
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/24/93      FDM 251      963       09/09/93      FDM 255     742
    03/02/93      FDM 252      018       09/09/93      FDM 255     744
    03/19/93      FDM 252      216       09/09/93      FDM 255     746
    03/19/93      FDM 252      218       10/01/93      FDM 256     722
    03/19/93      FDM 252      220       10/01/93      FDM 256     724
    03/19/93      FDM 252      222       01/05/94      FDM 261     237
    03/19/93      FDM 252      224       01/05/94      FDM 261     239
    03/19/93      FDM 252      226       01/05/94      FDM 261     241
    03/19/93      FDM 252      228

State and County
- ------------------
MARYLAND
    Cecil
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    12/07/93      FDM 466      808

State and County
- ------------------
MARYLAND
    Dorchester
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    08/17/93      PLC 292      067       08/17/93      PLC 292     089
    08/17/93      PLC 292      075       09/20/93      PLC 293     393
    08/17/93      PLC 292      082       10/13/93      PLC 294     341

State and County
- ------------------
MARYLAND
    Kent
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/24/93      MLM 036      093       03/19/93      MLM 037     128
    02/24/93      MLM 036      095       03/19/93      MLM 037     130
    02/24/93      MLM 036      097       05/21/93      MLM 040     033
    02/24/93      MLM 036      099       09/02/93      MLM 045     338
    02/24/93      MLM 036      101       09/02/93      MLM 045     340
    02/24/93      MLM 036      103       09/02/93      MLM 045     342
    02/24/93      MLM 036      105       09/02/93      MLM 045     344
    02/24/93      MLM 036      107       09/02/93      MLM 045     346
    02/24/93      MLM 036      109       11/15/93      MLM 049     089
    02/24/93      MLM 036      111       11/15/93      MLM 049     091
    03/19/93      MLM 037      116       11/15/93      MLM 049     093
    03/19/93      MLM 037      122       11/15/93      MLM 049     095
    03/19/93      MLM 037      124       11/15/93      MLM 049     097
    03/19/93      MLM 037      126       11/15/93      MLM 049     099

                                      -7-

(continued)
State and County
- ------------------
MARYLAND
    Kent
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    11/15/93      MLM 049      101       11/15/93      MLM 049     133
    11/15/93      MLM 049      104       11/15/93      MLM 049     135
    11/15/93      MLM 049      107       11/15/93      MLM 049     137
    11/15/93      MLM 049      109       11/15/93      MLM 049     139
    11/15/93      MLM 049      111       11/15/93      MLM 049     141
    11/15/93      MLM 049      113       11/15/93      MLM 049     143
    11/15/93      MLM 049      115       11/15/93      MLM 049     145
    11/15/93      MLM 049      117       11/15/93      MLM 049     147
    11/15/93      MLM 049      119       12/06/93      MLM 050     255
    11/15/93      MLM 049      121       12/06/93      MLM 050     257
    11/15/93      MLM 049      123       12/06/93      MLM 050     259
    11/15/93      MLM 049      125       12/06/93      MLM 050     261
    11/15/93      MLM 049      127       12/06/93      MLM 050     263
    11/15/93      MLM 049      129       12/15/93      MLM 033     099
    11/15/93      MLM 049      131


State and County
- ------------------
MARYLAND
    Queen Annes
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/19/93      MWM 0422     078       10/01/93      MWM 0440    665
    03/19/93      MWM 0422     081       10/01/93      MWM 0440    667
    03/19/93      MWM 0422     085       10/01/93      MWM 0440    669
    03/19/93      MWM 0422     088       10/01/93      MWM 0440    671
    03/19/93      MWM 0422     091       10/01/93      MWM 0440    673
    03/19/93      MWM 0422     093       11/04/93      MWM 0443    801
    04/08/93      MWM 0423     516       11/04/93      MWM 0443    803
    04/08/93      MWM 0423     518       11/04/93      MWM 0443    805
    09/02/93      MWM 0437     615       11/04/93      MWM 0443    807
    09/02/93      MWM 0437     617       11/04/93      MWM 0443    809
    09/02/93      MWM 0437     619       11/04/93      MWM 0443    811
    09/02/93      MWM 0437     621       11/04/93      MWM 0443    813
    09/02/93      MWM 0437     623       11/04/93      MWM 0443    815
    10/01/93      MWM 0440     663       11/04/93      MWM 0443    817

                                      -8-

(continued)
State and County
- ------------------
MARYLAND
    Queen Annes
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    11/04/93      MWM 0443     819       01/28/94      MWM 0453    209
    11/12/93      MWM 0444     558       01/28/94      MWM 0453    211
    12/06/93      MWM 0446     948       01/28/94      MWM 0453    213
    12/06/93      MWM 0446     950       01/28/94      MWM 0453    215
    12/06/93      MWM 0446     952       01/28/94      MWM 0453    217
    12/06/93      MWM 0446     954       01/28/94      MWM 0453    219
    01/28/94      MWM 0453     188       01/28/94      MWM 0453    221
    01/28/94      MWM 0453     190       01/28/94      MWM 0453    223
    01/28/94      MWM 0453     193       01/28/94      MWM 0453    225
    01/28/94      MWM 0453     195       01/28/94      MWM 0453    227
    01/28/94      MWM 0453     197       01/28/94      MWM 0453    229
    01/28/94      MWM 0453     199       01/28/94      MWM 0453    231
    01/28/94      MWM 0453     201       01/28/94      MWM 0453    233
    01/28/94      MWM 0453     203       01/28/94      MWM 0453    235
    01/28/94      MWM 0453     205       01/28/94      MWM 0453    239
    01/28/94      MWM 0453     207       01/28/94      MWM 0453    241


State and County
- ------------------
MARYLAND
    Somerset
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    04/22/93      ITP 0410    1107       09/02/93      ITP 0414    094
    04/22/93      ITP 0410    1109       09/02/93      ITP 0414    096
    04/22/93      ITP 0410    1112       09/02/93      ITP 0414    098
    04/22/93      ITP 0410    1114       11/04/93      ITP 0415    369
    04/22/93      ITP 0410    1116       11/04/93      ITP 0415    371
    04/22/93      ITP 0410    1118       11/04/93      ITP 0415    373
    05/03/93      ITP 0411    0254       01/28/94      ITP 0417    308
    05/03/93      ITP 0411    0256       01/28/94      ITP 0417    310
    05/03/93      ITP 0411    0258       01/28/94      ITP 0417    312
    05/03/93      ITP 0411    0260


State and County
- ----------------
MARYLAND
Talbot

                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/26/93      MAS 0747     488       10/25/93      MAS 0762    743
    03/26/93      MAS 0747     491       10/26/93      MAS 0762    774
    03/26/93      MAS 0747     494       10/26/93      MAS 0762    779
    03/26/93      MAS 0747     497       10/26/93      MAS 0762    783
    03/26/93      MAS 0747     500       10/26/93      MAS 0762    787
    03/26/93      MAS 0747     502       11/04/93      MAS 0763    783
    03/26/93      MAS 0747     504       11/08/93      MAS 0763    952
    08/18/93      MAS 0757     450       11/08/93      MAS 0763    953
    08/27/93      MAS 0758     154       11/10/93      MAS 0764    285
    09/02/93      MAS 0758     589       11/10/93      MAS 0764    288
    09/03/93      MAS 0758     721       12/06/93      MAS 0766    236
    09/03/93      MAS 0758     723       12/07/93      MAS 0766    387
    09/03/93      MAS 0758     725       12/09/93      MAS 0766    609
    09/03/93      MAS 0758     727       12/09/93      MAS 0766    612
    09/03/93      MAS 0758     729       12/09/93      MAS 0766    615
    09/03/93      MAS 0758     731       02/11/94      MAS 0771    632
    09/03/93      MAS 0758     733       02/11/94      MAS 0771    843
    09/03/93      MAS 0758     735       02/11/94      MAS 0771    845
    09/03/93      MAS 0758     737       02/11/94      MAS 0771    847
    09/25/93      MAS 0760     382       02/22/94      MAS 0772    828
    10/01/93      MAS 0760     819

State and County
- ------------------
MARYLAND
    Wicomico
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/01/93      MSB 1328     271       10/06/93      MSB 1357    880
    03/01/93      MSB 1328     273       11/12/93      MSB 1363    635
    03/01/93      MSB 1328     275       11/12/93      MSB 1363    638
    03/01/93      MSB 1328     277       11/12/93      MSB 1363    640
    03/01/93      MSB 1328     279       11/12/93      MSB 1363    642
    03/01/93      MSB 1328     281       11/12/93      MSB 1363    644
    03/01/93      MSB 1328     283       11/12/93      MSB 1363    646
    03/01/93      MSB 1328     285       12/06/93      MSB 1367    244
    03/01/93      MSB 1328     287       12/06/93      MSB 1367    246
    03/01/93      MSB 1328     289       12/06/93      MSB 1367    248
    03/01/93      MSB 1328     291       12/06/93      MSB 1367    250
    03/01/93      MSB 1328     293       12/06/93      MSB 1367    252
    06/03/93      MSB 1340     241       12/06/93      MSB 1367    254
    06/28/93      MSB 1344     091       01/31/94      MSB 1376    627
    06/28/93      MSB 1344     095       01/31/94      MSB 1376    629
    06/28/93      MSB 1344     097       01/31/94      MSB 1376    633
    06/28/93      MSB 1344     099       01/31/94      MSB 1376    635
    06/28/93      MSB 1344     101       01/31/94      MSB 1376    637
    06/28/93      MSB 1344     103       01/31/94      MSB 1376    640
    06/28/93      MSB 1344     105       01/31/94      MSB 1376    642
    09/02/93      MSB 1353     858       01/31/94      MSB 1376    644
    09/02/93      MSB 1353     860       01/31/94      MSB 1376    646
    09/13/93      MSB 1354     798       01/31/94      MSB 1376    648
    10/06/93      MSB 1357     876       01/31/94      MSB 1376    650
    10/06/93      MSB 1357     878

State and County
- ------------------
MARYLAND
    Worcester
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/22/93      RHO 1916     202       09/02/93      RJO 1967    488
    03/22/93      RHO 1916     204       10/18/93      RJO 1982    173
    03/22/93      RHO 1916     206       11/04/93      RJO 1989    147
    09/02/93      RJO 1967     486       11/04/93      RJO 1989    149


State and County
- ------------------
VIRGINIA
    Accomack
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/22/93      SHC 0638     653       12/06/93      SHC 0655    607
    03/22/93      SHC 0638     656       12/06/93      SHC 0655    610
    03/22/93      SHC 0638     659       12/06/93      SHC 0655    613
    08/20/93      SHC 0649     493       12/06/93      SHC 0655    616
    11/05/93      SHC 0653     455       12/06/93      SHC 0655    619
    11/05/93      SHC 0653     458       12/06/93      SHC 0655    622
    11/05/93      SHC 0653     461       12/06/93      SHC 0655    625
    11/05/93      SHC 0653     464       12/06/93      SHC 0655    628
    11/05/93      SHC 0653     467       12/06/93      SHC 0655    631
    11/05/93      SHC 0653     470       12/06/93      SHC 0655    634
    12/06/93      SHC 0655     580       12/06/93      SHC 0655    638
    12/06/93      SHC 0655     583       01/28/94      SHC 0658    535
    12/06/93      SHC 0655     598       01/28/94      SHC 0658    538
    12/06/93      SHC 0655     601       01/28/94      SHC 0658    541
    12/06/93      SHC 0655     604

State and County
- ------------------
VIRGINIA
    Northampton
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/24/93      KFA 259      822       12/06/93      SHC 264     867
    03/22/93      KFA 260      238       12/06/93      SHC 264     869
    08/20/93      KFA 262      868       12/06/93      SHC 264     871
    11/04/93      SHC 264      299       12/06/93      SHC 264     873
    12/06/93      SHC 264      861       12/06/93      SHC 264     875
    12/06/93      SHC 264      863       12/06/93      SHC 264     877
    12/06/93      SHC 264      865       12/06/93      SHC 264     879

    As supplemented and amended by this Eighty-Seventh Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Eighty-Seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument.

    This Eighty-Seventh Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

    The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P. O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are Chemical Bank, 450 West 33rd Street, New York, New York 10001, Attn: Corporate Trustee Administration Department.

    The Company acknowledges that it received a true and correct copy of this Eighty-Seventh Supplemental Indenture.

    This Eighty-Seventh Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this Eighty-Seventh Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

    The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

    IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by an Assistant Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of January, 1994.

                                       DELMARVA POWER & LIGHT COMPANY


Date of Execution                      By /s/  B. S. Graham
April 21, 1994                            -------------------------
                                          B. S. GRAHAM
                                          VICE PRESIDENT


[Seal]

                                Attest:

                                          /s/  D. P. Connelly
                                          -------------------------
                                          D. P. CONNELLY
                                          SECRETARY


                                       CHEMICAL BANK


Date of Execution                      By /s/  G. John Kirsch
April 22, 1994                            -------------------------
                                          G. JOHN KIRSCH
                                          ASSISTANT VICE PRESIDENT


[Seal]

                                Attest:

                                          /s/  Yvonnne D. Benn
                                          -------------------------
                                          YVONNE D. BENN
                                          TRUST OFFICER

STATE OF DELAWARE  )
                   )  SS.
NEW CASTLE COUNTY  )


    BE IT REMEMBERED that on this 21st day of April, 1994, personally came before me, a notary public for the State of Delaware, B. S. GRAHAM, Vice President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the "Company"), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Company; that her signature is in her own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

    GIVEN under my hand and official seal the day and year aforesaid.



                                          /s/  Sheryl R. Hynson
                                          ------------------------------------
                                          Notary Public, State of Delaware
                                          My Commission expires March 16, 1995.
[Seal]



                                 Certification
                                 -------------

    This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.



                                          /s/  Donna J. Quisenberry
                                          ------------------------------------

STATE OF NEW YORK  )
                   )  SS.
COUNTY OF NEW YORK )



    BE IT REMEMBERED that on this 22nd day of April, 1994, personally came before me, a Notary Public for the State of New York, G. JOHN KIRSCH, an Assistant Vice President of CHEMICAL BANK, a corporation of the State of New York (the "Trustee"), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Trustee; that his signature is his own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

    GIVEN under my hand and official seal the day and year aforesaid.



                                          /s/ James Foley
                                          ----------------------------------
                                          Notary Public, State of New York
                                          No. 31-6348400
                                          Qualified in New York County
                                          Commission Expires August 31, 1994

[Seal]

                            CERTIFICATE OF RESIDENCE


    CHEMICAL BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

                                       CHEMICAL BANK



                                       By /s/  G. John Kirsch
                                          ------------------------
                                          G. JOHN KIRSCH
                                          ASSISTANT VICE PRESIDENT

                               RECORDATION DATA


    Executed Counterparts of the Eighty-Seventh Supplemental Indenture were recorded in Real Property Mortgage Records as follows:


                      Received                   Mortgage Records
State and County     for Record               Book              Page
- ----------------     ----------               ----              ----
DELAWARE:
    Kent             04/27/94                 X-49              94
    New Castle       04/28/94                 3390              118
    Sussex           04/28/94                 1936              169

PENNSYLVANIA:
    Adams            04/28/94                 878               171
    Armstrong        04/29/94                 1387              270
    Bedford          04/28/94                 554               339
    Blair            04/29/94                 1106              224
    Cambria          04/29/94                 1303              441
    Cumberland       04/29/94                 1209              1059
    Delaware         04/28/94                 1248              230
    Franklin         04/28/94                 945               155
    Huntingdon       04/28/94                 352               5
    Indiana          04/28/94                 487               931
    Lancaster        04/28/94                 4314              470
    Montgomery       04/29/94                 7402              206
    Westmoreland     04/28/94                 3373              554
    York             04/28/94                 880               407

NEW JERSEY:
    Burlington       05/25/94                 5576              54
    Camden           04/27/94                 4198              571
    Gloucester       04/27/94                 2670              309
    Mercer           04/27/94                 236               101
    Middlesex        04/27/94                 4712              74
    Salem            04/27/94                 777               288
    Somerset         04/27/94                 2424              252
    Warren           04/27/94                 1510              100

MARYLAND:
    Caroline         04/27/94                 266               244
    Cecil            04/29/94                 490               143
    Dorchester       04/27/94                 303               562
    Kent             04/29/94                 58                160
    Queen Anne's     04/27/94                 462               327
    Somerset         04/27/94                 419               142
    Talbot           04/27/94                 777               367
    Wicomico         04/26/94                 1388              805
    Worcester        04/29/94                 2052              245

VIRGINIA:
    Accomack         04/27/94                 664               321
    Northampton      04/27/94                 268               80